Exhibit (a)(4)

                            KEMPER TARGET EQUITY FUND

                     Written Instrument Redesignating Series
                     ---------------------------------------


         The undersigned, being a majority of the duly elected and qualified Trustees of Kemper Target Equity Fund, a Massachusetts business trust (the "Trust"), acting pursuant to Article III, Section 1 and Article IX, Section 4 of the Amended and Restated Agreement and Declaration of Trust dated September 15, 1994 (the "Amended Declaration of Trust"), do hereby redesignate Kemper Retirement Fund Series II, a series of the Trust, as Kemper Target 2011 Fund. The relative rights and preferences of such series shall continue to be as set forth in the Amended Declaration of Trust.

         This instrument shall constitute an amendment to the Amended Declaration of Trust and shall be effective as of August 15, 2000.

         IN WITNESS WHEREOF, the undersigned have this day signed this Instrument.


                                               /s/James E. Akins
                                               ---------------------------------
                                               James E. Akins, Trustee


                                               /s/James R. Edgar
                                               ---------------------------------
                                               James R. Edgar, Trustee


                                               /s/Arthur R. Gottschalk
                                               ---------------------------------
                                               Arthur R. Gottschalk, Trustee


                                               /s/Frederick T. Kelsey
                                               ---------------------------------
                                               Frederick T. Kelsey, Trustee


                                               /s/Thomas W. Littauer
                                               ---------------------------------
                                               Thomas W. Littauer, Trustee


                                               /s/Fred B. Renwick
                                               ---------------------------------
                                               Fred B. Renwick, Trustee


                                               /s/John G. Weithers
                                               ---------------------------------
                                               John G. Weithers, Trustee





Dated:  May 24, 2000